                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number        811-22003
                                              -----------------------

                         Nuveen Core Equity Alpha Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN CORE EQUITY
                                                     ALPHA FUND
                                                     JCE

Mathematically-driven investment strategy that seeks to generate risk-adjusted excess returns

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the abbreviated period covered by this report your Fund provided you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JCE

Nuveen Core Equity Alpha Fund (JCE) was introduced in late March 2007 and its portfolio is managed by Enhanced Investment Technologies, LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. INTECH's Chief Investment Officer Dr. Robert Fernholz, PhD., leads the portfolio management team. Here Dr. Fernholz and team members talk about the economic environment and performance of the Fund over the period from March 27, 2007, (commencement of investment operations) through December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE REPORTING PERIOD ENDED DECEMBER 31, 2007?

For the first several months after the Fund's introduction, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of 2007 was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the sub-prime market's impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


The U.S. equity markets suffered through significant turbulence during this period. As a result, the performance of the equity markets continued to be volatile as concerns of a slowing economy and rising commodity prices (particularly oil) joined with weakness in the housing market and rising concerns within the sub-prime mortgage industry to weigh heavily on investor sentiment. Additionally, some indicators in late 2007 pointed to a possible rise in the rate of inflation, which further raised investor concerns about the equity markets.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND?

In the period following the Fund's introduction in March 2007, we completed the investments of the Fund's assets in a quality portfolio of relatively large cap domestic equities.

INTECH's investment process requires some level of volatility be present in individual stocks that can then be "captured" in our optimization and rebalancing process. While we expect that there will be individual periods or years in which we exceed or underperform our targets, we seek over the long term to be able to provide returns in excess of the S&P 500 Index with equal or less risk.

The mathematical algorithm that is the basis of our investment process seeks to combine stocks with high relative volatility and low correlation in a more efficient combination than is found in the benchmark index. These target weights are then maintained over time and the portfolio is re-optimized and re-balanced on a periodic basis. Since the investment process searches for stocks that are volatile relative to the index, this tends to lead us toward the smaller members of the large cap stock universe. Consequently, the weighted average market capitalization of the Fund's portfolio often will tend to be smaller than the weighted average market capitalization of the S&P 500 Index.

The Fund also employs an option strategy to enhance the Fund's risk adjusted returns over time. Over this period, the Fund wrote (sold) call options primarily on custom baskets of securities. The sale of equity call options was used to generate current gains that can be used to partially offset equity portfolio losses in certain situations. The option strategy is administered by Nuveen Asset Management, the Fund's investment adviser.

HOW DID THE FUND PERFORM?

The performance of JCE, as well as the comparative index, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
Since inception (3/27/07 through 12/31/07)

JCE                                                              4.84%
S&P 500 Index(1)                                                 5.49%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------


For the period from the Fund's inception through December 31, 2007, the cumulative return on NAV for the Fund underperformed the S&P 500 Index.

As noted earlier, the Fund's investment strategy often leads us to purchase the smaller members of the large cap stock universe. In the short term, this can impact the performance of the Fund relative to a passive benchmark. When market capital is flowing into the larger stocks and fewer and fewer stocks are driving the index returns, this can be a drag on the Fund's relative performance. During periods when the market broadens and capital flows from larger to smaller stocks, the Fund's smaller stock tendency may prove to be a positive for performance.

Over the abbreviated period covered in this shareholder report, larger cap stocks generally performed well. This was a positive for the return of the S&P 500 Index as a whole, but much of the Index's performance over this period came from stocks within the Index that were not held by the Fund, or not held in the same weights. As a result, the Fund trailed the performance of the S&P 500 Index over this relatively short time frame.

--------------------------------------------------------------------------------
1. The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.
--------------------------------------------------------------------------------

Distribution and Share Price
                                                                     INFORMATION

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

The Fund declared its initial quarterly distribution of $0.4300 per share in May 2007.

Important points to understand about a managed distribution program are:

- The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the period March 27, 2007 (commencement of operations) through December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-----------------------------------------------------------------------
AS OF 12/31/07                                                      JCE
-----------------------------------------------------------------------
 Inception date                                                 3/27/07
 Period 3/27/07 (commencement of operations) through
   12/31/07:
   Per share distribution:
   From net investment income                                     $0.14
   From short-term capital gains                                     --
   From long-term capital gains                                      --
   From return of capital                                          1.16
                                                                -------
 Total per share distribution                                     $1.30
                                                                =======

 Distribution rate on NAV                                         6.94%

 Cumulative since inception total return on NAV                   4.84%
-----------------------------------------------------------------------

As of December 31, 2007, the Fund's share price was trading at a -12.66% discount to its NAV, compared with an average discount of -6.54% for the period March 27, 2007 (commencement of operations) through December 31, 2007.

       JCE                             Nuveen
       PERFORMANCE                     Core Equity
       OVERVIEW                        Alpha Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
   (PORTFOLIO ALLOCATION CHART)

Common Stocks                                                                    95.10
Short-Term Investments                                                            4.90

2007 DISTRIBUTIONS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

June                                                                             0.43
Sep                                                                              0.43
Dec                                                                              0.43

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

3/27/07                                                                         20.0100
                                                                                20.0100
                                                                                20.0100
                                                                                20.1900
                                                                                20.0000
                                                                                20.0000
                                                                                19.7600
                                                                                19.9500
                                                                                19.2800
                                                                                19.7500
                                                                                19.3400
                                                                                18.9400
                                                                                18.3000
                                                                                18.3600
                                                                                19.0000
                                                                                18.2800
                                                                                17.7700
                                                                                17.0000
                                                                                16.8700
                                                                                16.9000
                                                                                16.1400
                                                                                17.3900
                                                                                17.4500
                                                                                17.0400
                                                                                16.5000
                                                                                16.8000
                                                                                16.9300
                                                                                17.5750
                                                                                17.2700
                                                                                16.1200
                                                                                16.8299
                                                                                16.4500
                                                                                15.7700
                                                                                15.7200
                                                                                15.6400
                                                                                16.3220
                                                                                16.5000
                                                                                16.1290
                                                                                16.0899
                                                                                16.3300
12/31/07                                                                        16.3500


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $16.35
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.72
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -12.66%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                   10.52%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $307,877
-------------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 3/27/07)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
Since Inception                                                   -12.08%       4.84%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      8.1%
-------------------------------------------------------------------------------------
Electric Utilities                                                               6.8%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  6.0%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           5.9%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              5.6%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          5.0%
-------------------------------------------------------------------------------------
Machinery                                                                        3.4%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         3.1%
-------------------------------------------------------------------------------------
Household Products                                                               3.0%
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies                                                 2.9%
-------------------------------------------------------------------------------------
Media                                                                            2.9%
-------------------------------------------------------------------------------------
Insurance                                                                        2.8%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      2.8%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 2.6%
-------------------------------------------------------------------------------------
Food & Staples Retailing                                                         2.4%
-------------------------------------------------------------------------------------
Beverages                                                                        2.3%
-------------------------------------------------------------------------------------
Communications Equipment                                                         2.0%
-------------------------------------------------------------------------------------
Software                                                                         2.0%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    2.0%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   1.9%
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments                                               1.9%
-------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                                 1.6%
-------------------------------------------------------------------------------------
Internet & Catalog Retail                                                        1.6%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 1.3%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  1.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.9%
-------------------------------------------------------------------------------------
Other                                                                           13.9%
-------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was subsequently adjourned to October 22, 2007, and additionally adjourned to November 8, 2007, November 12, 2007, November 30, 2007, December 21, 2007, and
           January 31, 2008.

                                                                    JCE
-----------------------------------------------------------------------
                                                                 Common
                                                                 Shares
-----------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
For                                                           8,010,839
Against                                                         289,908
Abstain                                                         395,267
-----------------------------------------------------------------------
   Total                                                      8,696,014
-----------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND ENHANCED INVESTMENT TECHNOLOGIES LLC:
For                                                           7,994,156
Against                                                         296,662
Abstain                                                         405,196
-----------------------------------------------------------------------
   Total                                                      8,696,014
-----------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
     NUVEEN CORE EQUITY ALPHA FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Equity Alpha Fund (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period March 27, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 26, 2008

         JCE
          Nuveen Core Equity Alpha Fund
          Portfolio of INVESTMENTS
                                    as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 96.4%
             AEROSPACE & DEFENSE - 5.6%
    24,000   Boeing Company                                                                                       $    2,099,040
    15,400   General Dynamics Corporation                                                                              1,370,446
    20,000   Goodrich Corporation                                                                                      1,412,200
    39,500   Honeywell International Inc.                                                                              2,432,015
     2,500   L-3 Communications Holdings, Inc.                                                                           264,850
    36,800   Lockheed Martin Corporation                                                                               3,873,568
     7,300   Northrop Grumman Corporation                                                                                574,072
    29,500   Precision Castparts Corporation                                                                           4,091,650
    12,500   Raytheon Company                                                                                            758,750
     1,400   Rockwell Collins, Inc.                                                                                      100,758
     5,200   United Technologies Corporation                                                                             398,008
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                17,375,357
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.0%
     1,700   Expeditors International of Washington Inc.                                                                  75,956
--------------------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 1.1%
    40,900   Goodyear Tire & Rubber Company, (2)                                                                       1,154,198
    64,700   Johnson Controls, Inc.                                                                                    2,331,788
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     3,485,986
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 2.3%
     8,400   Brown-Forman Corporation                                                                                    622,524
    34,400   Coca-Cola Company                                                                                         2,111,128
    24,800   Coca-Cola Enterprises Inc.                                                                                  645,544
    20,000   Molson Coors Brewing Company, Class B                                                                     1,032,400
     8,300   Pepsi Bottling Group, Inc.                                                                                  327,518
    31,000   PepsiCo, Inc.                                                                                             2,352,900
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           7,092,014
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.4%
       900   Biogen Idec Inc., (2)                                                                                        51,228
    21,600   Celgene Corporation, (2)                                                                                    998,136
     4,600   Gilead Sciences, Inc., (2)                                                                                  211,646
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                       1,261,010
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.1%
     4,200   Trane, Inc.                                                                                                 196,182
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 1.3%
     1,900   Ameriprise Financial, Inc.                                                                                  104,709
     1,564   Bank of New York Company, Inc.                                                                               76,261
     2,700   Franklin Resources, Inc.                                                                                    308,961
     9,700   Goldman Sachs Group, Inc.                                                                                 2,085,985
    32,200   JPMorgan Chase & Co.                                                                                      1,405,530
       500   Morgan Stanley                                                                                               26,555
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                     4,008,001
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.7%
     5,600   Air Products & Chemicals Inc.                                                                               552,328
    11,900   Dow Chemical Company                                                                                        469,098
     1,600   E.I. Du Pont de Nemours and Company                                                                          70,544
     3,200   International Flavors & Fragrances Inc.                                                                     154,016
    12,200   PPG Industries, Inc.                                                                                        856,806
       600   Praxair, Inc.                                                                                                53,226
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           2,156,018
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.3%
    86,400   Bank of America Corporation                                                                               3,564,864
     1,100   SunTrust Banks, Inc.                                                                                         68,739

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
     3,400   U.S. Bancorp                                                                                         $      107,916
     4,900   Washington Mutual, Inc.                                                                                      66,689
     8,200   Wells Fargo & Company                                                                                       247,558
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                    4,055,766
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.3%
    13,000   Apollo Group, Inc., (2)                                                                                     911,950
     1,800   R.R. Donnelley & Sons Company                                                                                67,932
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                        979,882
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 2.1%
    12,800   Ciena Corporation, (2)                                                                                      436,608
   156,300   Cisco Systems, Inc., (2)                                                                                  4,231,041
     5,600   Corning Incorporated                                                                                        134,344
    44,200   Juniper Networks Inc., (2)                                                                                1,467,440
     1,700   QUALCOMM Inc.                                                                                                66,895
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                            6,336,328
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 5.1%
    23,600   Apple, Inc., (2)                                                                                          4,674,688
     8,400   Dell Inc., (2)                                                                                              205,884
    74,700   EMC Corporation, (2)                                                                                      1,384,191
    95,500   Hewlett-Packard Company                                                                                   4,820,840
    33,500   International Business Machines Corporation                                                               3,621,350
              (IBM)
     2,100   SanDisk Corporation, (2)                                                                                     69,657
    31,100   Teradata Corporation                                                                                        852,451
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            15,629,061
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 0.5%
     5,400   Fluor Corporation                                                                                           786,888
     8,700   Jacobs Engineering Group Inc., (2)                                                                          831,807
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction & Engineering                                                                          1,618,695
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.5%
    18,000   Vulcan Materials Company                                                                                  1,423,620
--------------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    16,900   SLM Corporation                                                                                             340,366
--------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.5%
    19,000   Ball Corporation                                                                                            855,000
       500   Pactiv Corporation, (2)                                                                                      13,315
    29,600   Temple-Inland Inc.                                                                                          617,160
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              1,485,475
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.0%
   103,900   Citigroup Inc.                                                                                            3,058,816
       400   CME Group, Inc.                                                                                             274,400
     5,500   Intercontinental Exchange Inc.                                                                            1,058,750
    30,900   Leucadia National Corporation                                                                             1,455,390
     2,000   New York Stock Exchange Euronext                                                                            175,540
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      6,022,896
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
   308,000   AT&T Inc.                                                                                                12,800,480
     6,600   CenturyTel, Inc.                                                                                            273,636
    30,200   Embarq Corporation                                                                                        1,495,806
    76,500   Sprint Nextel Corporation                                                                                 1,004,445
    60,800   Verizon Communications Inc.                                                                               2,656,352
     6,900   Windstream Corporation                                                                                       89,838
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             18,320,557
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 6.9%
     9,700   Allegheny Energy, Inc., (2)                                                                                 617,017
    49,700   American Electric Power Company, Inc.                                                                     2,314,032
     3,600   CenterPoint Energy, Inc.                                                                                     61,668
     2,800   CMS Energy Corporation                                                                                       48,664
    33,700   Constellation Energy Group                                                                                3,455,261

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
    11,800   Edison International                                                                                 $      629,766
    33,600   Entergy Corporation                                                                                       4,015,872
     8,100   Exelon Corporation                                                                                          661,284
    23,100   FirstEnergy Corp.                                                                                         1,671,054
    63,000   FPL Group, Inc.                                                                                           4,270,140
     1,800   Pepco Holdings, Inc.                                                                                         52,794
    12,100   PG&E Corporation                                                                                            521,389
    57,000   PPL Corporation                                                                                           2,969,130
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 21,288,071
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.4%
    13,100   Cooper Industries, Ltd., Class A                                                                            692,728
     7,300   Rockwell Automation, Inc.                                                                                   503,408
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                1,196,136
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
    16,500   MEMC Electronic Materials, (2)                                                                            1,460,085
    26,500   Perkinelmer Inc.                                                                                            689,530
    43,300   Thermo Fisher Scientific, Inc., (2)                                                                       2,497,544
    15,200   Waters Corporation, (2)                                                                                   1,201,864
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  5,849,023
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 2.8%
     3,100   Baker Hughes Incorporated                                                                                   251,410
    36,400   National-Oilwell Varco Inc., (2)                                                                          2,673,944
     8,200   Noble Corporation                                                                                           463,382
     1,800   Rowan Companies Inc.                                                                                         71,028
    28,300   Schlumberger Limited                                                                                      2,783,871
    15,300   Smith International, Inc.                                                                                 1,129,905
     5,946   Transocean Inc.                                                                                             851,170
     5,700   Weatherford International Ltd                                                                               391,020
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         8,615,730
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 2.4%
    26,700   CVS Caremark Corporation                                                                                  1,061,325
    98,600   Kroger Co.                                                                                                2,633,606
    37,700   Safeway Inc.                                                                                              1,289,717
    46,300   SUPERVALU INC                                                                                             1,737,176
     1,500   Wal-Mart Stores, Inc.                                                                                        71,295
    10,200   Wm. Wrigley Jr. Company                                                                                     597,210
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            7,390,329
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.3%
     2,400   Archer-Daniels-Midland Company                                                                              111,432
     1,600   ConAgra Foods, Inc.                                                                                          38,064
     6,300   Dean Foods Company, (2)                                                                                     162,918
     7,500   General Mills, Inc.                                                                                         427,500
    19,600   H.J. Heinz Company                                                                                          914,928
     1,600   Hershey Foods Corporation                                                                                    63,040
     1,400   Kellogg Company                                                                                              73,402
     9,400   Monsanto Company                                                                                          1,049,886
    69,100   Tyson Foods, Inc., Class A                                                                                1,059,303
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       3,900,473
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.0%
     1,600   Questar Corporation                                                                                          86,560
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
    49,200   Baxter International Inc.                                                                                 2,856,060
     1,700   Becton, Dickinson and Company                                                                               142,086
     3,700   Cardinal Health, Inc.                                                                                       213,675
    11,600   Express Scripts, Inc., (2)                                                                                  846,800
     5,800   Hospira Inc.                                                                                                247,312
     2,100   Medtronic, Inc.                                                                                             105,567
     2,600   Patterson Companies Inc., (2)                                                                                88,270
    41,800   Stryker Corporation                                                                                       3,123,296
    21,700   Zimmer Holdings, Inc., (2)                                                                                1,435,455
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    9,058,521
             -------------------------------------------------------------------------------------------------------------------

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 2.7%
    11,200   Aetna Inc.                                                                                           $      646,576
    52,200   CIGNA Corporation                                                                                         2,804,706
     5,200   Coventry Health Care, Inc., (2)                                                                             308,100
     1,200   McKesson HBOC Inc.                                                                                           78,612
    36,600   Medco Health Solutions, Inc., (2)                                                                         3,711,240
     9,300   Quest Diagnostics Incorporated                                                                              491,970
     2,700   UnitedHealth Group Incorporated                                                                             157,140
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    8,198,344
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE TECHNOLOGY - 0.0%
     6,200   IMS Health Incorporated                                                                                     142,848
--------------------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 2.0%
    28,400   Harrah's Entertainment, Inc.                                                                              2,520,500
    61,900   McDonald's Corporation                                                                                    3,646,529
     2,500   Wyndham Worldwide Corporation                                                                                58,900
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       6,225,929
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.3%
     9,000   Harman International Industries Inc.                                                                        663,390
       400   Snap-on Incorporated                                                                                         19,296
     1,600   Whirlpool Corporation                                                                                       130,608
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                    813,294
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 3.0%
    38,500   Colgate-Palmolive Company                                                                                 3,001,460
     3,700   Kimberly-Clark Corporation                                                                                  256,558
    83,200   Procter & Gamble Company                                                                                  6,108,544
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                  9,366,562
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 3.2%
     6,900   3M Co.                                                                                                      581,808
   235,700   General Electric Company                                                                                  8,737,399
     7,100   Textron Inc.                                                                                                506,230
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            9,825,437
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.9%
    28,700   American International Group, Inc.                                                                        1,673,210
     1,400   Aon Corporation                                                                                              66,766
       600   Lincoln National Corporation                                                                                 34,932
    90,600   Loews Corporation                                                                                         4,560,804
     5,400   MetLife, Inc.                                                                                               332,748
    11,500   Prudential Financial, Inc.                                                                                1,069,960
     3,400   Travelers Companies, Inc.                                                                                   182,920
    38,200   Unum Group                                                                                                  908,778
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                           8,830,118
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 1.6%
    43,400   Amazon.com, Inc., (2)                                                                                     4,020,576
    22,700   Expedia, Inc.                                                                                               717,774
     6,400   IAC/InterActiveCorp., (2)                                                                                   172,288
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           4,910,638
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.7%
     2,900   Google Inc., Class A, (2)                                                                                 2,005,292
--------------------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.3%
    24,600   Fidelity National Information Services                                                                    1,023,114
--------------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.7%
    25,200   Hasbro, Inc.                                                                                                644,616
    76,200   Mattel, Inc.                                                                                              1,450,848
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        2,095,464
             -------------------------------------------------------------------------------------------------------------------
             MACHINERY - 3.5%
    17,300   Caterpillar Inc.                                                                                          1,255,288
    10,800   Cummins Inc.                                                                                              1,375,596
    12,000   Deere & Company                                                                                           1,117,440
     6,200   Eaton Corporation                                                                                           601,090

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY (continued)
     5,000   Illinois Tool Works Inc.                                                                             $      267,700
    33,400   Ingersoll Rand Company Limited, Class A                                                                   1,552,098
     2,600   Manitowoc Company Inc.                                                                                      126,958
    35,900   PACCAR Inc.                                                                                               1,955,832
    26,300   Pall Corporation                                                                                          1,060,416
     1,100   Parker Hannifin Corporation                                                                                  82,841
    18,900   Terex Corporation, (2)                                                                                    1,239,273
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          10,634,532
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.9%
     2,500   CBS Corporation, Class B                                                                                     68,125
    44,000   Clear Channel Communications, Inc.                                                                        1,518,880
   113,300   Comcast Corporation, Class A, (2)                                                                         2,068,858
    56,600   DIRECTV Group, Inc., (2)                                                                                  1,308,592
    14,700   Interpublic Group Companies, Inc., (2)                                                                      119,217
     2,300   Meredith Corporation                                                                                        126,454
    80,300   News Corporation, Class A                                                                                 1,645,347
     7,300   Omnicom Group Inc.                                                                                          346,969
    21,100   Time Warner Inc.                                                                                            348,361
    39,900   Walt Disney Company                                                                                       1,287,972
       100   Washington Post Company                                                                                      79,143
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               8,917,918
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.3%
    20,500   Alcoa Inc.                                                                                                  749,275
    11,900   Allegheny Technologies, Inc.                                                                              1,028,160
     4,500   Freeport-McMoRan Copper & Gold, Inc.                                                                        460,980
     2,100   Titanium Metals Corporation                                                                                  55,545
    14,400   United States Steel Corporation                                                                           1,741,104
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     4,035,064
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.3%
     8,000   Big Lots, Inc., (2)                                                                                         127,920
    13,200   Kohl's Corporation, (2)                                                                                     604,560
     3,400   Nordstrom, Inc.                                                                                             124,882
       600   Sears Holding Corporation, (2)                                                                               61,230
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                      918,592
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.1%
       500   Dominion Resources, Inc.                                                                                     23,725
    84,200   Dynegy Inc., (2)                                                                                            601,188
    23,000   Public Service Enterprise Group Incorporated                                                              2,259,520
     6,500   Sempra Energy                                                                                               402,220
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     3,286,653
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 8.2%
     1,200   Anadarko Petroleum Corporation                                                                               78,828
     1,500   Apache Corporation                                                                                          161,310
    48,400   Chevron Corporation                                                                                       4,517,172
    20,300   ConocoPhillips                                                                                            1,792,490
   146,800   Exxon Mobil Corporation                                                                                  13,753,691
       600   Hess Corporation                                                                                             60,516
    29,700   Marathon Oil Corporation                                                                                  1,807,542
     4,200   Murphy Oil Corporation                                                                                      356,328
     5,800   Occidental Petroleum Corporation                                                                            446,542
     3,100   Range Resources Corporation                                                                                 159,216
    10,800   Tesoro Petroleum Corporation                                                                                515,160
    17,400   Valero Energy Corporation                                                                                 1,218,522
       400   Williams Companies, Inc.                                                                                     14,312
     7,450   XTO Energy, Inc.                                                                                            382,632
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        25,264,261
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.5%
     3,300   International Paper Company                                                                                 106,854
     5,400   MeadWestvaco Corporation                                                                                    169,020
    16,900   Weyerhaeuser Company                                                                                      1,246,206
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             1,522,080
             -------------------------------------------------------------------------------------------------------------------

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.3%
    17,100   Avon Products, Inc.                                                                                  $      675,963
     8,900   Estee Lauder Companies Inc., Class A                                                                        388,129
--------------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                                   1,064,092
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 6.1%
    52,300   Abbott Laboratories                                                                                       2,936,645
    62,300   Bristol-Myers Squibb Company                                                                              1,652,196
     7,600   Eli Lilly and Company                                                                                       405,764
    21,800   Johnson & Johnson                                                                                         1,454,060
    25,700   King Pharmaceuticals Inc., (2)                                                                              263,168
   144,100   Merck & Co. Inc.                                                                                          8,373,651
    35,400   Pfizer Inc.                                                                                                 804,642
   102,700   Schering-Plough Corporation                                                                               2,735,928
     8,500   Watson Pharmaceuticals Inc., (2)                                                                            230,690
       200   Wyeth                                                                                                         8,838
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    18,865,582
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.0%
       800   Boston Properties, Inc.                                                                                      73,448
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
     9,866   Forestar Real Estate Group Inc.                                                                             232,739
--------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.3%
     6,500   CSX Corporation                                                                                             285,870
     6,000   Union Pacific Corporation                                                                                   753,720
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         1,039,590
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.8%
     4,300   Altera Corporation                                                                                           83,076
    19,000   Analog Devices, Inc.                                                                                        602,300
     3,500   Applied Materials, Inc.                                                                                      62,160
    16,500   Intel Corporation                                                                                           439,890
     1,500   KLA-Tencor Corporation                                                                                       72,240
    14,700   Linear Technology Corporation                                                                               467,901
     9,100   Microchip Technology Incorporated                                                                           285,922
     3,200   National Semiconductor Corporation                                                                           72,448
    11,600   Texas Instruments Incorporated                                                                              387,440
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                          2,473,377
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 2.0%
     3,700   Citrix Systems                                                                                              140,637
    23,600   Compuware Corporation, (2)                                                                                  209,568
   106,600   Microsoft Corporation                                                                                     3,794,960
    75,900   Oracle Corporation, (2)                                                                                   1,713,822
    11,200   VeriSign, Inc., (2)                                                                                         421,232
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                            6,280,219
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.9%
     4,000   AutoNation Inc.                                                                                              62,640
     5,800   AutoZone, Inc., (2)                                                                                         695,478
     3,400   GameStop Corporation                                                                                        211,174
    37,100   RadioShack Corporation                                                                                      625,506
     2,100   Sherwin-Williams Company                                                                                    121,884
    22,600   Tiffany & Co.                                                                                             1,040,278
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    2,756,960
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 1.6%
    57,500   Coach, Inc., (2)                                                                                          1,758,350
    23,200   Nike, Inc., Class B                                                                                       1,490,368
     9,500   Polo Ralph Lauren Corporation                                                                               587,005
    17,000   VF Corporation                                                                                            1,167,220
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    5,002,943
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.1%
     5,000   Federal National Mortgage Association                                                                       199,900
     9,866   Guaranty Financial Group Inc.                                                                               157,856
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                            357,756
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.4%
    12,600   Altria Group, Inc.                                                                                   $      952,308
     3,100   UST Inc.                                                                                                    169,880
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             1,122,188
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     1,700   W.W. Grainger, Inc.                                                                                         148,784
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
     5,700   American Tower Corporation                                                                                  242,820
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $286,231,728)                                                                 296,924,651
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                               COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.0%
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.0%
 $    6,000    U.S. Treasury Bills                                           0.000%        1/31/08                  $    5,985,900
----------------------------------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS - 3.0%
      9,370    Repurchase Agreement with Fixed Income Clearing               1.000%        1/02/08                       9,370,214
                Corp, dated 12/31/07, repurchase price
                $9,370,735, collateralized by $8,120,000 U.S.
                Treasury Bonds, 6.000%, due 2/15/26, value
                $9,561,300
----------------------------------------------------------------------------------------------------------------------------------
 $   15,370    TOTAL SHORT-TERM INVESTMENTS (COST $15,356,114)                                                          15,356,114
==================================================================================================================================
               TOTAL INVESTMENTS (COST $301,587,842) - 101.4%                                                          312,280,765
               ===================================================================================================================
                                                                          NOTIONAL       EXPIRATION      STRIKE
  CONTRACTS    TYPE                                                     AMOUNT (3)            DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CALL OPTIONS WRITTEN -- (0.8)%
   (686,638)   Custom Basket 1 NASDAQ                                 $ (68,663,819)       1/10/08        $100.0     $     (741,363)
   (717,937)   Custom Basket 3 NASDAQ                                   (71,793,746)       1/17/08         100.0         (1,727,860)
-----------------------------------------------------------------------------------------------------------------------------------
 (1,404,575)   TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (140,457,565)                                     (2,469,223)
                $5,916,687)
-----------------------------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (0.6)%                                                                    (1,934,158)
               --------------------------------------------------------------------------------------------------------------------
               NET ASSETS - 100%                                                                                     $  307,877,384
               ====================================================================================================================

             FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2007:
                                                                         CONTRACT            NUMBER        CONTRACT
             TYPE                                                        POSITION      OF CONTRACTS      EXPIRATION
             ------------------------------------------------------------------------------------------------------
             S&P 500 Index                                                   Long                37            3/08
             ------------------------------------------------------------------------------------------------------

                                   UNREALIZED
                     VALUE AT    APPRECIATION
            DECEMBER 31, 2007    (DEPRECIATION)
                 $13,664,100     $   (396,974)
            ---------------------------------

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $301,587,842)                     $312,280,765
Receivables:
  Dividends                                                        355,896
  Interest                                                             260
  Investments sold                                               2,280,253
Other assets                                                         3,411
---------------------------------------------------------------------------
     Total assets                                              314,920,585
---------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received
  $5,916,687)                                                    2,469,223
Payables:
  Investments purchased                                          4,129,558
  Variation margin on futures contracts                             76,775
Accrued expenses:
  Management fees                                                  245,961
  Other                                                            121,684
---------------------------------------------------------------------------
     Total liabilities                                           7,043,201
---------------------------------------------------------------------------
Net assets                                                    $307,877,384
===========================================================================
Shares outstanding                                              16,443,986
===========================================================================
Net asset value per share outstanding                         $      18.72
===========================================================================
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Shares, $.01 par value per share                              $    164,440
Paid-in surplus                                                294,539,960
Undistributed (Over-distribution of) net investment income          (2,465)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         (567,964)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   13,743,413
---------------------------------------------------------------------------
Net assets                                                    $307,877,384
===========================================================================
Authorized shares                                                Unlimited
===========================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                      For the Period March 27, 2007
                                      (commencement of operations)
                                      through December 31, 2007

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $  4,082,123
Interest                                                              877,102
-----------------------------------------------------------------------------
Total investment income                                             4,959,225
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                     2,188,117
Shareholders' servicing agent fees and expenses                            76
Custodian's fees and expenses                                         129,131
Trustees' fees and expenses                                             8,764
Professional fees                                                      38,387
Shareholders' reports - printing and mailing expenses                  73,459
Investor relations expense                                             52,630
Other expenses                                                         42,538
-----------------------------------------------------------------------------
Total expenses before custodian fee credit                          2,533,102
  Custodian fee credit                                                 (3,870)
-----------------------------------------------------------------------------
Net expenses                                                        2,529,232
-----------------------------------------------------------------------------
Net investment income                                               2,429,993
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                      (3,166,043)
  Futures                                                             589,158
  Call options written                                              1,927,754
Change in net unrealized appreciation (depreciation) of:
  Investments                                                      10,692,923
  Futures                                                            (396,974)
  Call options written                                              3,447,464
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            13,094,282
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $ 15,524,275
=============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                      For the Period March 27, 2007
                                      (commencement of operations)
                                      through December 31, 2007

------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $   2,429,993
Net realized gain (loss) from:
  Investments                                                       (3,166,043)
  Futures                                                              589,158
  Call options written                                               1,927,754
Change in net unrealized appreciation (depreciation) of:
  Investments                                                       10,692,923
  Futures                                                             (396,974)
  Call options written                                               3,447,464
------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               15,524,275
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                          (2,351,291)
Tax return of capital                                              (18,846,940)
------------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                     (21,198,231)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                311,671,189
Proceeds from shares issued to shareholders due to
  reinvestment of distributions                                      2,215,645
Cost of shares repurchased                                            (435,578)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                     313,451,256
------------------------------------------------------------------------------
Net increase (decrease) in net assets                              307,777,300
Net assets at the beginning of period                                  100,084
------------------------------------------------------------------------------
Net assets at the end of period                                  $ 307,877,384
==============================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $      (2,465)
==============================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Core Equity Alpha Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of total return primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected by employing a proprietary mathematical process designed by the Fund's sub-adviser, Enhanced Investment Technologies, LLC ("INTECH"), that seeks to provide, over time, risk-adjusted excess returns above the S&P 500 Index with an equal or lesser amount of relative investment risk.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not," (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the status of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since than). The Fund has no examinations in progress.

   Notes to
   FINANCIAL STATEMENTS (continued)

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the period March 27, 2007 (commencement of operations) through December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the accompanying financial statements.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs of $613,811 was recorded as a reduction of the proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Options Transactions

The Fund is authorized to write (sell) call options, primarily on custom baskets of securities. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Futures Contracts

The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On November 21, 2007, the Fund's Board of Trustees approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's shares. Under the terms of the program, the Fund may repurchase up to 10% of it's outstanding shares.

Transactions in shares were as follows:

                                                                        FOR THE PERIOD
                                                                           3/27/07
                                                                        (COMMENCEMENT
                                                                        OF OPERATIONS)
                                                                       THROUGH 12/31/07
---------------------------------------------------------------------------------------
Shares sold                                                                  16,350,000
Shares issued to shareholders due to
  reinvestment of distributions                                                 116,246
Shares repurchased                                                              (27,500)
---------------------------------------------------------------------------------------
                                                                             16,438,746
---------------------------------------------------------------------------------------
Weighted average price per share
  repurchased                                                                     15.82
Weighted average discount per share
  repurchased                                                                     14.14%
---------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding call options written, short-term investments and derivative transactions) for the period March 27, 2007 (commencement of operations) through December 31, 2007, were as follows:

-----------------------------------------------------------------------------------
Purchases                                                              $513,126,077
Sales                                                                   213,704,791
-----------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

Transactions in call options written during the period March 27, 2007 (commencement of operations) through December 31, 2007, were as follows:

                                                                          NUMBER OF            PREMIUMS
                                                                          CONTRACTS            RECEIVED
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                --            $      --
Call options written                                                     8,846,215           22,174,665
Call options terminated in closing purchase transactions                (4,357,463)          (8,789,569)
Call options expired                                                    (3,084,177)          (7,468,409)
-------------------------------------------------------------------------------------------------------
Outstanding, end of period                                               1,404,575           $5,916,687
-------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments (excluding call options written) was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $302,196,561
--------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2007, were as follows:

-----------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                    $24,709,610
  Depreciation                                                    (14,625,406)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments         $10,084,204
-----------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                    $      --
Undistributed net long-term capital gains                                     --
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax year ended December 31, 2007 was designated for purposes of the dividends paid deduction as follows:

FOR THE PERIOD MARCH 27, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2007
------------------------------------------------------------------------------------
Distributions from net ordinary income *                                 $2,351,291
Tax return of capital                                                    18,846,940
------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $356,218 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7500%
For the next $500 million                                                               .7250
For the next $500 million                                                               .7000
For the next $500 million                                                               .6750
For Managed Assets over $2 billion                                                      .6500
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with INTECH, under which INTECH manages the portion of the Fund's investment portfolio allocated to common stocks. The Adviser will also be responsible for the implementation of the Fund's option strategy. INTECH is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual

   Notes to
   FINANCIAL STATEMENTS (continued)

compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on January 31, 2008.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

             Financial

             HIGHLIGHTS

           Financial
           HIGHLIGHTS

         Selected data for a share outstanding throughout each period:

                                                               Investment Operations
                                             ---------------------------------------------------------
                                                                              Net
                              Beginning                  Net            Realized/
                              Net Asset           Investment           Unrealized
                                  Value            Income(a)          Gain (Loss)                Total
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                          $19.10                 $.15                 $.81                $0.96
------------------------------------------------------------------------------------------------------

                                  Less Distributions
                      -------------------------------------------

                             Net                     Tax                            Ending    Ending
                      Investment    Capital    Return of             Offering    Net Asset    Market
                          Income      Gains      Capital    Total       Costs        Value     Value
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                  $(.14)     $   --       (1.16)     $(1.30)   $(0.04)     $18.72      $16.35
------------------------------------------------------------------------------------------------------

*   Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

    Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***  After custodian fee credit.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 27, 2007 (commencement of operations) through December 31, 2007.

                                                            Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets    Ratios to Average Net Assets
        Total Returns                              Before Credit                  After Credit***
     --------------------                  -----------------------------   -----------------------------
     Based on    Based on                                            Net                             Net   Portfolio
       Market   Net Asset     Ending Net                      Investment                      Investment    Turnover
      Value**     Value**   Assets (000)       Expenses           Income       Expenses           Income        Rate
--------------------------------------------------------------------------------------------------------------------
       (12.08)%      4.84%      $307,877         1.07%*           1.03%*         1.07%*           1.03%*         73%
--------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board and           CLASS I                            (1994-November 12, 2007),
  Chicago, IL 60606         Board Member                                               Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                         184           Officer (1996-June 30, 2007)
                                                                                       of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other subsidi-
                                                                                       aries of Nuveen Investments,
                                                                                       Inc.; formerly, Director
                                                                                       (1992-2006) of Institutional
                                                                                       Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
- ROBERT P. BREMNER
  8/22/40                   Lead                    1997                 184           Private Investor and
  333 W. Wacker Drive       Independent             CLASS III                          Management Consultant.
  Chicago, IL 60606         Board member
- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private philan-
  Chicago, IL 60606                                                                    thropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents for the State of Iowa
                                                                                       University System; Director,
                                                                                       Gazette Companies; Life
                                                                                       Trustee of Coe College and
                                                                         184           Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the Univer-
                                                                                       sity of Connecticut
                                                                                       (2003-2006); previously,
                                                                                       Senior Vice President and
                                                                                       Director of Research at the
                                                                         184           Federal Reserve Bank of
                                                                                       Chicago (1995-2003); Director
                                                                                       (since 1997), Credit Research
                                                                                       Center at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005), Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            CLASS III                          Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                                       Managing Director (since
  333 W. Wacker Drive       Administrative          1988                                2002), Assistant
  Chicago, IL 60606         Officer                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice President
                                                                                        and Assistant General
                                                                                        Counsel, of Nuveen
                                                                                        Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.
- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.
- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.
- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.
- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.
- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.
- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).
- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).
- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors, LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2008); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
CEO Certification Disclosure
The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Distribution Information
Nuveen Core Equity Alpha Fund (JCE) hereby designates 100.00% of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.
Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-I-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF
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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         Nuveen Core Equity Alpha Fund

The following tables show the amount of fees that PricewaterhouseCoopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterhouseCoopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED          AUDIT-RELATED FEES                TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                TO FUND(1)              BILLED TO FUND(2)            BILLED TO FUND(3)      BILLED TO FUND
============================================================================================================================
December 31, 2007(4)             $ 24,130                      $ 0                          $ 0                   $ 0
----------------------------------------------------------------------------------------------------------------------------

Percentage approved                     0%                       0%                           0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
December 31, 2006                     N/A                      N/A                          N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------

Percentage approved                     0%                       0%                           0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)  The Fund commenced operations on March 27, 2007.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                                       AUDIT-RELATED FEES          TAX FEES BILLED TO             ALL OTHER FEES
                                      BILLED TO ADVISER AND            ADVISER AND              BILLED TO ADVISER
                                         AFFILIATED FUND             AFFILIATED FUND           AND AFFILIATED FUND
FISCAL YEAR ENDED                       SERVICE PROVIDERS           SERVICE PROVIDERS           SERVICE PROVIDERS
=======================================================================================================================
December 31, 2007(1)                           $ 0                         $ 0                         $ 0
-----------------------------------------------------------------------------------------------------------------------

Percentage approved                              0%                          0%                          0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------

December 31, 2006                              N/A                         N/A                         N/A
-----------------------------------------------------------------------------------------------------------------------

Percentage approved                              0%                          0%                          0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on March 27, 2007.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.

                                                            TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE     AFFILIATED FUND SERVICE
                                TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL       PROVIDERS (ALL OTHER
FISCAL YEAR ENDED                  BILLED TO FUND          REPORTING OF THE FUND)            ENGAGEMENTS)             TOTAL
================================================================================================================================
December 31, 2007(1)                    $ 0                         $ 0                          $ 0                   $ 0
December 31, 2006                       N/A                         N/A                          N/A                   N/A

(1)  The Fund commenced operations on March 27, 2007.

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Asset Management (NAM) is the registrant's investment adviser (NAM is also referred to as the "Adviser".) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Enhanced Technologies, LLC (INTECH), as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Adviser's and Sub-Adviser's proxy voting policies and procedures are summarized as follows:

NAM

The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

INTECH

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by INTECH in accordance with its proxy voting procedures.

INTECH has engaged Institutional Shareholder Services ("ISS") to vote all Fund proxies in accordance with the ISS Benchmark Proxy Voting Guidelines ("ISS Recommendations"). Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH has adopted procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting.

In light of INTECH's policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, General Counsel and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group and INTECH will report the resolution of the vote to the Fund's Proxy Voting Committee.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Asset Management (NAM) is the registrant's investment adviser (NAM is also referred to as the "Adviser".) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Enhanced Technologies, LLC (INTECH), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Adviser as well as the Sub-Adviser:

NAM

ITEM 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Messrs. Rob A. Guttschow, CFA and John Gambla, CFA are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2007.

Mr. Guttschow is a Managing Director of Nuveen HydePark Group, LLC ("HydePark") and Nuveen Asset Management ("NAM"). Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined Nuveen HydePark Group LLC in September 2007, while retaining his Managing Director status with Nuveen Asset Management. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

Mr. Gambla is a Managing Director of Nuveen HydePark Group LLC and a Managing Director at NAM, since 2007. He is responsible for designing and maintaining equity and alternative investment portfolios. Prior to this, he was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a Portfolio Manager for Nuveen's closed-end fund managed account. Additional responsibilities included quantitative research and product development. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993, he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998, he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen's $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a Chartered Financial Analyst, Certified Financial Risk Manager, Phi Beta Kappa, and is Series 7, 63 and 65-licensed. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A.

ITEM 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                                                                   (iii) NUMBER OF OTHER ACCOUNTS AND
                               (ii) NUMBER OF OTHER ACCOUNTS MANAGED                ASSETS FOR WHICH ADVISORY FEE IS
                                     AND ASSETS BY ACCOUNT TYPE                            PERFORMANCE-BASED
                             OTHER                                                OTHER           OTHER
                          REGISTERED           OTHER POOLED                     REGISTERED        POOLED
(i) NAME OF               INVESTMENT            INVESTMENT         OTHER        INVESTMENT      INVESTMENT      OTHER
PORTFOLIO MANAGER          COMPANIES             VEHICLES         ACCOUNTS       COMPANIES       VEHICLES      ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------
Rob A. Guttschow, CFA   5    1,781mm               n/a            3   0.5mm                     1     20mm
----------------------------------------------------------------------------------------------------------------------------
John Gambla, CFA        5    1,781mm                              2   0.3mm                     1     20mm
----------------------------------------------------------------------------------------------------------------------------

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.

The Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

ITEM 8(a)(3).  FUND MANAGER COMPENSATION

Compensation. Each Portfolio Manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Adviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager's investment team, the investment performance of the accounts managed by the Portfolio Manager's, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining each Portfolio Manager's compensation, it is not necessarily a decisive factor.

Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a Portfolio Manager's base salary.

Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager's supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the Nuveen HydePark Group LLC. The second form of long term compensation is tied to the success of Nuveen Investments Inc and its ability to grow its business as a private company.

ITEM 8(a)(4).  OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2007

----------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO             $1-       $10,001-   $50,001-   $100,001-   $500,001-    OVER
MANAGER                NONE   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
----------------------------------------------------------------------------------------------------
Rob Guttschow          X
----------------------------------------------------------------------------------------------------

John Gambla            X
----------------------------------------------------------------------------------------------------

INTECH

ITEM 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

No one person of the investment team is primarily responsible for implementing the investment strategies of the Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Cary Maguire, Dr. Adrian Banner, David E. Hurley, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical portfolio management process.

E. Robert Fernholz has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2008. Dr. Fernholz, previously Chief Investment Officer from January 1991 to January 2008, joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As Co-CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

Cary Maguire has been Co-Chief Investment Officer of INTECH since January 2008. Dr. Maguire, previously Senior Investment Officer from August 2002 to January 2008, joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

David E. Hurley, CFA, has been Executive Vice President and Chief Operating Officer of INTECH since March 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day to day implemental of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Adrian Banner has been Senior Investment Officer of INTECH since September 2007. Dr. Banner, previously Director of Research, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics.

Jason Greene, Ph.D. has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September of 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics and Indiana University with a PhD in Finance.

ITEM 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Equity Portfolio, Dr. Fernholz is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2007 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS          ASSETS
-------------------------------------     ------------------     ---------------
Registered Investment Company*                            16     $ 8,079,802,615
Other Pooled Investment                                   32     $12,757,271,275
Other Accounts**                                         360     $48,551,118,949


In addition to managing the Equity Portfolio, Dr. Maguire is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS         ASSETS
-------------------------------------     ------------------     ---------------
Registered Investment Company*                            16     $ 8,079,802,615
Other Pooled Investment                                   32     $12,757,271,275
Other Accounts**                                         360     $48,551,118,949

In addition to managing the Equity Portfolio, Mr. Hurley is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS         ASSETS
-------------------------------------     ------------------     ---------------
Registered Investment Company*                            16     $ 8,079,802,615
Other Pooled Investment                                   32     $12,757,271,275
Other Accounts**                                         360     $48,551,118,949

In addition to managing the Equity Portfolio, Mr. Runnels is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS         ASSETS
-------------------------------------     ------------------     ---------------
Registered Investment Company*                            16     $ 8,079,802,615
Other Pooled Investment                                   32     $12,757,271,275
Other Accounts**                                         360     $48,551,118,949

In addition to managing the Equity Portfolio, Mr. Banner is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2007 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS         ASSETS
-------------------------------------     ------------------     ---------------
Registered Investment Company                     N/A            $      N/A
Other Pooled Investment                           N/A            $      N/A
Other Accounts                                    N/A            $      N/A

In addition to managing the Equity Portfolio, Dr. Greene is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                   NUMBER OF ACCOUNTS         ASSETS
-------------------------------------     ------------------     ---------------

Registered Investment Company                     N/A            $      N/A
Other Pooled Investment                           N/A            $      N/A
Other Accounts**                                  N/A            $      N/A

-----------------
* 3 of the accounts included in the totals, consisting of $685,017,267 of the total assets in the category, have performance-based advisory fees.
** 49 of the accounts included in the totals, consisting of $10,112,754,066 of the total assets in the category, have performance-based advisory fees.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

     - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INTECH believes its mathematical investment process and the procedures it has in place are reasonably designed to mitigate these potential conflicts and risks. Specifically, INTECH's mathematical investment process significantly removes investment discretion.

     - If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. For INTECH, all allocations are based on computer-generated target weightings and trades occur simultaneously for all accounts on a rotating basis. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. In the event that an aggregated order is not completely filled, executed shares are allocated to participating client accounts in proportion to the order.

     - INTECH has an established procedure for the selection, approval, management and annual review of broker relationships. INTECH gives primary consideration to obtaining the most favorable price and efficient execution. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so would further the goal of obtaining the best available execution. INTECH does not participate in soft dollar or directed brokerage commission arrangements and will not accept directed brokerage instructions. INTECH has a policy of paying commissions for execution services only and does not purchase research or other services from or through brokers using commissions.

     - The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. INTECH's mathematical investment process may result in situations in which some of its clients may sell or sell short securities when other clients purchase the same securities at or about the same time. In an attempt to reduce the likelihood of the orders matching up in the market and in an effort to maintain the confidentiality of INTECH's trading activities for purposes of improved execution, INTECH will direct purchase orders to different brokers than sell and/or sell short orders.

INTECH has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3).  FUND MANAGER COMPENSATION

Salary and Cash Bonus. With respect to INTECH, the compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating INTECH's investment personnel's compensation as of December 31, 2007.

For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts.

Long-Term Incentive Compensation. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.'s Executive Income Deferral Program.

ITEM 8(a)(4).  OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2007


----------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO             $1-       $10,001-   $50,001-   $100,001-   $500,001-    OVER
MANAGER                NONE   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Fernholz               X
----------------------------------------------------------------------------------------------------
Maguire                X
----------------------------------------------------------------------------------------------------
Hurley                 X
----------------------------------------------------------------------------------------------------
Runnels                X
----------------------------------------------------------------------------------------------------
Banner                 X
----------------------------------------------------------------------------------------------------
Greene                 X
----------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                (c)
                                               (b)        TOTAL NUMBER OF                  (d)*
Period*                        (a)           AVERAGE     SHARES (OR UNITS)          MAXIMUM NUMBER (OR
                         TOTAL NUMBER OF      PRICE        PURCHASED AS        APPROXIMATE DOLLAR VALUE) OF
                            SHARES (OR      PAID PER     PART OF PUBLICLY     SHARES (OR UNITS) THAT MAY YET
                              UNITS)        SHARE (OR   ANNOUNCED PLANS OR   BE PURCHASED UNDER THE PLANS OR
                            PURCHASED         UNIT)          PROGRAMS                    PROGRAMS
                         ---------------   ----------   ------------------   -------------------------------
NOVEMBER 21 - 30, 2007             0         $   --               --                    1,600,000
DECEMBER 1-31, 2007           27,500         $15.82           27,500                    1,572,500
TOTAL                         27,500

* The registrant's repurchase program was announced November 21, 2007. The registrant's repurchase program authorized the repurchase of 1,600,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Nuveen Core Equity Alpha Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.